FACILITATION AGREEMENT
                                 by and between
                          BJ CHICAGO, LLC, as the Buyer
                                       and
                  CHICAGO PIZZA & BREWERY, INC., as the Target,
                              in furtherance of the
                            STOCK PURCHASE AGREEMENT
             by and between THE BUYER and ASSI, INC., as the Seller

                                DECEMBER 20,2000

                             FACILITATION AGREEMENT

This  Facilitation Agreement (the "Agreement")is entered into as of December 20,
                                  ------------
2000, by and between BJ Chicago, LLC, a Delaware limited liability company (the 'Buyer"),and Chicago Pizza & Brewery, Inc., a California corporation (the
---------
"Tet"), in furtherance of the "Stock Purchase Agreement"by and between the Buyer
------                        --------------------------
and  ASSI,  Inc., a Nevada corporation (the "Seller"),of even date herewith. The
                                            ----------
Buyer  and  Target  are  referred  to  collectively  herein  as  the  '?arties."

                                    RECITALS

A. A Stock Purchase Agreement by and between the Buyer and Seller dated the same date hereof contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the outstanding capital stock of Target held by the Seller in return for cash as set forth in Section 2 of the Stock Purchase Agreement; and

B. The Buyer will enter into this Stock Purchase Agreement simultaneously with the execution of this Agreement, and the Buyer's entering into the Stock Purchase Agreement has been made in reliance of the execution of this Agreement.

                                    AGREEMENT

Now, therefore, 'in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

1.  DEFINITIONS.

"AAX'  has  the  meaning  set  forth  in  Section  11  (p)  below.

"AAA  Rules"has  the  meaning  set  forth  in  Section  I  I  (p)  below.
------------

"AccreditedInvestor" has the meaning set forth in Regulation D promulgated under
-----------
the  Securities  Act.

"Adverse  Consequences"means  all  actions,  suits,  proceedings,  hearings,
-----------------------
investigations,  charges  ' complaints, claims, demands, injunctions, judgments,
---------
orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

"Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

"Buyer"has  the  meaning  set  forth  in  the  preface  above.
-------

"Closing' has the meaning set forth in Section 2(a) below.
--------

------
'Closing Date"has the meaning set forth in Section 2(a) below.
--------------

"Confidential Information'means any information concerning the businesses and
--------------------------
affairs of Target that is not already generally available to the public.
--

"DisclosureSchedule" has the meaning set forth in Section 3 below.
-----------

"Indemnified Party'has the meaning set forth in Section 7(d) below.
-------------------

"Indemnifymg Party'has the meaning set forth in Section 7(d) below.
------------------

"Liability' means any liability (whether known or unknown, whether asserted or
----------
unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

"Ordinary Course of Business"means the ordinary course of business consistent
-----------------------------
with past custom and practice (including with respect to quantity and
--
frequency).
--

'Tail
-----

"Party" has the meaning set forth in the preface above.

'Person' means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

"Securities  Act"  means;the  Securities  Act  of  1933,  as  amended.
-------------------------

"Securities  Exchange Act'means the Securities Exchange Act of 1934, as amended.
-------------------------

"Security  Interest'means  any  mortgage,  pledge, lien, encurnbrance, charge or
--------------------
other  security  interest.
---

"Stock  Purchase  Agreement"has  the  meaning  set  forth  in the preface above.
----------------------------

"Target'has  the  meaning  set  forth  in  the  preface  above.
-------

"Target  Share"means  any  share of the common stock, no par value per share, of
---------------
Target.
--

"Taxor  'Taxes"  means  any  federal,  state,  local,  or  foreign income, gross
----
receipts,  license,  payroll,  employment, excise, severance, stamp, occupation,
----
premium,  windfall  profits, environmental (including taxes under Section 59A of
--
the Internal Revenue Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. The terms "Tax' and "Taxes" include any liability for any of the foregoing items as a result of being a member of any affiliated, consolidated, combined, unitary or similar group and any liability for payment of any amounts as a result of a Tax sharing or indemnity agreement.

'Third Party Claim"has the meaning set forth in Section 7(d) below.
-------------------

2. PURCHASE AND SALE OF TARGET SHARES.
            --------------------------

(a)  The  Closing.The closing of the transactions contemplated by this Agreement
     -------------
and the Stock Purchase Agreement (the 'Closing') shall take place at the offices
                                      --------
of Latham & Watkins at 12636 High Bluff Drive, Suite 300, San Diego, California, commencing at 10:00 a.m. local time on January 18, 2001, or, if any of the conditions set forth in Section 6(a) (other than conditions with respect to actions the respective Parties will take at the Closing itself) has not been satisfied, a later date selected by the Buyer, which date shall be within five business days following the satisfaction or waiver of all conditions ID the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself).

(b)     Deliveries at the Closing.At the Closing, the Target will deliver to the
        --------------------------
Buyer the various certificates, instruments and documents referred to in Section 6(a) below.

3.  REPRESENTATIONS  AND WARRANTIES CONCERNINI! THE TARGET.The Target represents
    -------------------------------------------------------
and wan-ants to the Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth 'in the disclosure schedule delivered by the Target to the Buyer on the date hereof (the "DisclosureSchedule"). The Disclosure Schedule
                                  -----------
will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

(a) Organization, Qualification and Corporate Power.Target is a corporation duly
    ------------------------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, operations, results of operations or future prospects of the Target. The Target is not in default under or in violation of any provision of its charter or bylaws. The Target has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions. Target need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b) Capitalization.The entire authorized capital stock of the Target consists of
    ---------------
60,000,000 Target Shares, of which 7,658,321 Target Shares are issued and outstanding. Except as set forth at Section 3(b) of the Disclosure Schedule, there are no outstanding or authorized warrants, options, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the Target to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or sirnilar rights with respect to the Target. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of the Target.

(c)  Noncontravention.Neither  the execution and delivery of this Agreement, nor
     -----------------
the consummation of the transactions contemplated by the Stock Purchase Agreement, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Target is subject or any provision of the charter or bylaws of the Target or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create 'in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Target is a party or by which the Target is bound or to which any of the Target's assets is subject (or result in the imposition of any Security Interest upon any of such assets). Except for filings which may be required under local or state laws with respect to liquor licensing and gaining licensing, and which the Company is currently preparing, the Target does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

(d)  Reports  Filed  Under the Securities Exchange Act of1934. Target has timely
     ----------------------------------------------------
filed all reports required to be filed by Target under the Securities Exchange Act. All such reports filed by Target in the preceding twelve (12) months contain all statements required to be stated therein in accordance with the Exchange Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) Full Disclosure.The representations and warranties contained in this Section
    ----------------
3 do not contain any untrue statement of a material fact or omit to state any material fact necessary 'in order to make the statements and information contained in this Section 3 not misleading.

4. PRE-CLOSING COVENANTS.The Parties agree as follows with respect to the period
   ----------------------
between  the  execution  of  this  Agreement  and  the  Closing.

(a) General. The Target and the Buyer will use their reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Stock Purchase Agreement.

(b)  Notices  andConsents. The Target will give any notices to third parties and
     ------------
will use its reasonable best efforts to obtain any third party consents that the Buyer reasonably requests. The Target will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(c) above.

(c)  Operation  ofBusiness. The Target will not engage in any practice, take any
     -------------
action or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Target will not declare, set aside or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase or otherwise acquire any of its capital stock.

(d)  Preservation  of  Business.The Target will keep its business and properties
     ---------------------------
substantially intact, including its present operations, physical facilities, working conditions and relationships with lessors, licensors, suppliers, customers and employees.

(e) Full Access.The Target will permit representatives of the Buyer to have full
    ------------
access at all reasonable times, and in a manner so as not to interfere with the non-nal business operations of the Target, to all premises, properties, personnel, books, records (including Tax records), contracts and documents of or pertaining to the Target.

Notice  of  Developments.The Target will give prompt written notice to the Buyer
-------------------------
of any material adverse development affecting its financial condition, results of operations, properties, business or prospects.

(9)  Exclusivity.The  Target  will  not  cause  or  permit an employee, officer,
     ------------
stockholder,  or other affiliate or agerit to (i) solicit, initiate or encourage
    --
the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of, the Target (including any acquisition structured as a merger, consolidation or share exchange) or (ii) participate in any discussions or negotiations regarding, famish any infon-nation with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Target will notify the Buyer immediately if any Person makes any proposal, offer, inquiry or contact with respect to any of the foregoing.

(h)     Waiver  of  Right  of First Refusal.Target shall, and hereby does, waive
        ------------------------------------
any fight of first refusal, right of first offer, right of first negotiation or any other restriction running in its favor that may be applicable to the Target Shares to be sold pursuant to the Stock Purchase Agreement insofar as the purchase and sale of such Target Shares is completed in accordance with the terms of the Stock

Purchase Agreement.

5.  POST-CLOSING  COVENANTS.The  Parties  agree  as  follows with respect to the
    ------------------------
period  following  the  Closing:
   --

(a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such firrther instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 below).

(b)  Confidentiality.The  Buyer  will  treat  and  hold  as  such  all  of  the
     ----------------
Confidential Information, refrain from using any of the Confidential Information
    -------
except in connection with this Agreement and deliver promptly to Target or destroy, at the request and option of the Target, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that the Buyer is requested or required (by oral question or request for infon-nation or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, the Buyer will notify the Target promptly of the request or requirement so that the Target may seek an appropriate protective order or waive compliance with the provisions of this Section 5(b). The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

(c)          Registration Statement for Resale of the Target Shares.
             -------------------------------------------------------

(i)  Shelf  Registration  Statement.As  promptly  as practicable but in no event
     -------------------------------
later than five days following the filing of its Annual Report on Form 10-K with respect to the year ending December 31, 2000, the Target will prepare and file with the Securities and Exchange Commission (the 'SEC") a shelf registration statement under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the 'Securities Act") registering all of the Target Shares held by the Buyer upon the completion of the transactions contemplated by the Stock Purchase Agreement for resale to the public by the Buyer, pursuant to such registration statement and the prospectus included therein (the 'Registration Statement"),free and clear of any
                         ---------------------------
restrictions under the Securities Act except for prospectus delivery requirements. The Target shall use all reasonable efforts to cause such Registration Statement to become effective as promptly as practicable thereafter and, subject to Section 5(c)(ii) below, to remain effective until such time as the Buyer may freely sell the Target Shares held by it without registration and without regard to volume or manner of sale. The Buyer shall furnish such information regarding the distribution of the Target Shares and such other information relating to the Buyer and its ownership of securities of the Target as the Target may from time to time reasonably request. The Buyer agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Target by the Buyer not materially misleading. The Buyer agrees to furnish all such information and to cooper-ate with and provide assistance to the Target, as the Target may reasonably request, in connection with any registration and sale of the Target Shares.

(ii)  Target Obligations.From time to time during the period commencing upon the
      -------------------
effectiveness of the Registration Statement and ending upon the earlier of (x) such time as the Buyer may freely sell the Target Shares held by it without registration and without regard to volume or mariner of sale, or (y) such time as the Buyer shall have advised the Target in writing that it has completed its resale of the Target Shares held by it (the 'Resale Period),the Target shall do
                                             ----------------
the  following:

(A) Prepare and deliver to the Buyer as many copies of the Prospectus (as hereafter defined) as the Buyer may reasonably request;

(B) Use its reasonable efforts to comply with all requirements imposed upon it by the Securities Act, by the Securities Exchange Act, and by the undertakings in the Registration Statement so far as is necessary to permit the continuance of resales of Target Shares by the Buyer to the public, free and clear of any restrictions under the Securities Act except for prospectus delivery requirements. If, at any time during the Resale Period, an event shall occur which makes it necessary to amend or supplement the Registration Statement or the Prospectus to comply with law or with the rules and regulations of the SEC, the Target shall promptly notify the Buyer of the proposed amendment or supplement and promptly prepare and furnish to the Buyer such nurnber of copies of an

NSD DOCS\194.8 [W97]
amended or supplemented Registration Statement or Prospectus that complies with law and with such rules and regulations as the Buyer may reasonably request. The Buyer shall suspend its sales of Target Shares pending the preparation and delivery of such amendment or supplement and until such time as each such amendment or amendments to the Registration Statement have been declared effective by the SEC. The Target authorizes the Buyer, and any brokers or dealers effecting sales of the Target Shares for the account of the Buyer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Target Shares in accordance with applicable provisions of the Securities Act and state securities laws. For purposes of this Agreement, the term 'Prospectus"means the final prospectus relating to the Target Shares
           ------------
most  recently  included  in  the  Registration  Statementor filed by the Target
                                                 ---------
pursuant to Rule 424 of the Securities Act and any amendments or supplements thereto filed by the Target pursuant to Rule 424 of the Securities Act and shall include all documents or information incorporated in any such prospectus by reference;

(C) Promptly advise the Buyer (1) when any post-effective amendment of the Registration Statement is filed with the SEC and when any post-effective amendment becomes effective; (2) of any request made by the SEC for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information relating thereto; (3) of any suspension or threatened suspension of the use of any Prospectus in any state; and (4) of any proceedings commenced or threatened to be commenced by the SEC or any state securities commission which would result in the issuance of any stop order or other order or suspension of use. The Target agrees to use its reasonable efforts to prevent or promptly remove any stop order or other order preventing or suspending the use of the Prospectus during the Resale Period and to comply with any such request by the SEC to amend or supplement the Prospectus;

(D) Take such action as shall be necessary to qualify and maintain the qualification of the Target Shares covered by such registration under such state securities or "blue sky" laws for offers and sales to the public during the Resale Period as the Buyer shall reasonably request; provide, however,that the
                                                       -------  --------
Target shall not be obligated to qualify as a foreign corporation to do business under the laws of or become subject to taxation in, any jurisdiction in which it shall not be then qualified, or to file any general consent to service of process; and

(E) Cause the Target Shares to be registered pursuant to Section 12(b) or 12(g) of the Exchange Act and continually quoted or listed, subject to notice of issuance, on The Nasdaq National Market or a national securities exchange, if such exchange is the principal market on which the Target Shares are traded, and not subject to any restriction or suspension from trading on the Nasdaq National Market or such national securities exchange; provide, howeverthat the Target may
                                             -------  -------
deregister the Target Common Stock registered pursuant to Section 12(b) or 12(g) of the Exchange Act if such deregistration is in connection with a merger, dissolution or other transaction in which the stockholders of the Target receive prior to such deregistration either cash or securities that are listed on The Nasdaq National Market or a national securities exchange or some combination of cash and such securities; provide, furtherer, that the Target may delist the
                              -------
Target Shares from trading on The Nasdaq National Market or national securities exchange if the Target is concurrently listing such stock on the New York Stock Exchange or the American Stock Exchange.

------
Indemnification  of  the  Buyer.  The  Target  shall  indemnify, defend and hold
-------------------------------
harmless  the  Buyer  against  and  in respect of any losses, claims, damages or
------
liabilities,  joint  or  several  (including  legal  or  other fees and expenses
----
reasonably incurred by it in connection with investigating or defending any such
----
loss, claim, damage or liability) to which the Buyer may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such untrue statement or omission is based upon written information supplied by the Buyer or by my of its representatives for use *in such Registration Statement; provide, however,this indemnity agreement shall not more
                        -------  --------
to the benefit of the Buyer on account of any loss, claim, damage, liability or action arising from the sale of the Target Shares to any person if the Buyer fails to send or give a copy of the Prospectus (as amended or supplemented) to such person.

(iv)  Indemnification  of  the Target.The Buyer shall indemnify, defend and hold
      --------------------------------
harmless the Target, its officers and its directors and any controlling persons of the Target against and in respect of any losses, claims, damages or liabilities, joint or several (including legal or other fees and expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage or liability) to which the Target or any such persons may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in each case to the extent that any such untrue statement or omission is based upon written information supplied by the Buyer or its representatives for use in such Registration Statement.

(v)  ContributionIf  for  any  reason  the  indemnification  provided for in the
     ------------
preceding  Sections 5(c)(iii) or 5(c)(iv) is unavailable to an indemnified party
    --
as contemplated by such clauses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

(vi)     Procedure  for  IndemnificationThe  procedure for indemnification under
         -------------------------------
this  Section  5(c)  shall  be  as  follows:

(A) Notice. The indemnified party shall promptly give notice to the indemnifying party of any pending or threatened claim giving rise to indemnification under Sections 5(c)(iii) or (iv) (a 'Claim), specifying the factual basis for the Claim and the approximate amount thereof.

(B)  Control  of  Claim  andSettlement.  With respect to any Claim as to which a
     -----------------------
person is entitled to indemnification hereunder, the indemnifying party shall have the right at its own expense to participate in or assume control of the defense of the Claim, and the indemnified party shall cooperate fully with the indemnifying party, subject to reimbursement for actual out-of-pocket expenses incurred by the indemnified party as the result of a request by the indemnifying party. If the indemnifying party elects to assume control of the defense of any Claim, the indemnified party shall have the right to participate in the defense of the Claim at its own expense. If the indemnifying party does not elect to assume control or otherwise participate in the defense of any Claim, it shall be bound by the results obtained by the indemnified party with respect to the Claim. No indemnifying party shall be liable for any settlement effected without its written consent, not to be unreasonably withheld or delayed.

(vii) Survival. Notwithstanding any other provision of this Agreement, the indemnification and contribution obligations of the parties hereunder shall survive indefinitely.

(viii)  Expenses.The  Target shall pay all expenses incident to the registration
        ---------
of the Target Shares under this Section 5(c), including without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel for the Target and its independent public accountants. With respect to sales of Target Shares, the Buyer shall pay all underwriting discounts and commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Target Shares to be sold by the Buyer, the fees and disbusements of counsel retained by the Buyer and transfer taxes, if any.

(ix)  Compliance.The  Buyer will observe and comply with the Securities Act, the
      -----------
Exchange Act and the general rules and regulations thereunder, as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, pledge, transfer or other disposition of the Target Shares or any part thereof

(d)  Financing. In consideration of Target's entering into this Agreement, Buyer
     ---------
hereby agrees, subject to the completion of the transactions contemplated by the Stock Purchase Agreement, that it will obtain for Target, on or before February 14, 2001, up to $4.8 million of new financing from a commercial lender on commercially reasonable terms to replace Target's existing funded debt. In addition, subject to project pre-commitment approval by Buyer which will not be unreasonably withheld, Buyer will arrange up to an additional $1.2 million of financing for future development projects of Target. Such financing will be at commercially reasonable rates and may be secured by assets of Target or its subsidiaries.

6. DELIVERIES.

(a)     Deliveries  by  Target  on  or  before  December 20,2000. On or prior to
        ----------------------------------------------------
December 20, 2000, Target shall use its best efforts to deliver to Buyer the following:

requested by Buyer;

(i) evidence of  Target's receipt of any third party consents reasonably

(ii) a certificate of the co-chief executive officers of Target dated as December 20, 2000 to the effect that (A) the representations and warranties set forth in Section 3 above are true and correct in all material respects at and as of such date; (B) the Target has performed and complied with all of its covenants hereunder to be performed on or prior to such date in all material respects; and (C) no action, suit or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (1) prevent consummation of any of the transactions contemplated by this Agreement or the Stock Purchase Agreement, (2) cause any of the transactions contemplated by this Agreement or the Stock Purchase Agreement to be rescinded following consummation, (3) affect adversely the right of the Buyer to own the Target Shares or (4) adversely affect the right of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

an opinion in form and substance as set forth in Exhibit A attached hereto, addressed to the Buyer, and dated as of the Closing Date;

(iv) an opinion from Target's accountants in form and substance reasonably acceptable to the Buyer to the effect that the transactions contemplated by this Agreement and the Stock Purchase Agreement will not be taxable to Target and will not trigger any loss of Target's tax assets;

(v) evidence of Target having terminated any rights of first refusal running in favor of Target relating to any of the Target Shares held by Seller; and

(vi) letters of resignation from the Board of Directors of Target, effective as of the Closing Date, from Mark James and Allyn Burroughs.

(b)  Deliveries  by Target on the ClosingDate. On the Closing Date, Target shall
     ------------------------------------
deliver to the Buyer a certificate of the chief executive officer and the chief financial officer of Target dated as of the Closing Date to the effect that (A) the representations and warranties set forth in Section 3 above are true and correct in all material respects at and as of the Closing Date; (B) the Target has performed and complied with all of its covenants hereunder to be performed on or prior to the Closing Date 'in all material respects; and (C) no action, suit or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (1) prevent consummation of any of the transactions contemplated by this Agreement or the Stock Purchase Agreement, (2) cause any of the transactions contemplated by this Agreement or the Stock Purchase Agreement to be rescinded following consummation, (3) affect adversely the right of the Buyer to own the Target Shares or (4) adversely affect the right of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

I I

7. REMEDIES FOR BREACHES OF THIS AGREEMENT.
   ----------------------------------------

(a) Survival of Representations and Warranties.Unless otherwise set forth below,
    -------------------------------------------
the representations and warranties of the Target contained in Section 3 shall survive the Closing hereunder (even if the Buyer knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of two years following the Closing thereafter (subject to any applicable statutes of limitations).

(b)  Indemnification  Provisions  for  Benefit of the B. In the event the Target
     --------------------------------------------------
breaches (or 'in the event any third party alleges facts that, if true, would mean Target has breached) any of its representations, warranties and covenants contained herein, and, if there is an applicable survival period pursuant to
Section 7(a) above, provided that the Buyer makes a written claim for indemnification against Target pursuant to Section 10(h) below wid-iin such survival period, then Target agrees to indemnify the Buyer fi-orn and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(c)  Indemnification Provisions for Benefit of the Target.In the event the Buyer
     -----------------------------------------------------
breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its covenants contained herein, then the Buyer agrees to indemnify Target from and against the entirety of any Adverse Consequences the Target may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Target may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

(d)          Matters  Involving  Third  Parties.
             -----------------------------------

If  any third party shall notify any Party (the 'Indemnified P') with respect to
                                                --------------
any  matter  (a  'Third  PartyClaim")  which  may  give  rise  to  a  claim  for
                 -------------
indemnification  against  any  other  Party (the "IndemnifyingPart V) under this
                                                 -------------
Section 7, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provide, however,that no delay on the part of the
                              -------   --------
Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(A) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, and (C) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii) So long as the indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party
(such consent not to be withheld unreasonably) and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (such consent not to be withheld unreasonably and such consent not to be withheld at all if the judgment or settlement contains a full release reasonably satisfactory to the Indemnified Party).

(iv) In the event any of the conditions in Section 7(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses) and (C) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 7.

8. TERMINATION

(a)     Termination.  of  Agreement,The  Buyer and the Target may terminate this
        ----------------------------
Agreement  as  provided  below:

the Buyer and the Target may terminate this Agreement by mutual written consent at any time prior to the Closing; or

(A) either the Buyer or the Target may terminate this Agreement by giving written notice to the other at any time prior to the Closing if the Closing shall not have occurred on or before January 18, 2001.

(b)  Effect of TerminationIf the either of the Parties terminates this Agreement
     ---------------------
pursuant to Section 8(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach). In addition, *in the event of termination of this Agreement pursuant to Section 8(a) above, (i) each Party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the Party furnishing the same and (ii) the provisions of Section 5(b) will continue in full force and effect.

9. MISCELLANEOUS

(a) Confidentiality of Agreement, Press Releases and Public Announcements.Except
    ----------------------------------------------------------------------
as set forth below, the Parties shall, and shall cause their officers, employees and representatives to, treat and hold as confidential the existence and terms of this Agreement at all times prior to the Closing Date. Specifically, no Party shall issue any press release or make any public antiouncement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer and the Target; provide, howthat any Party may make any
                                         -------  ---
public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities to make such disclosure (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

(b)     No  Third-Party Beneficiaries.This Agreement shall not confer any rights
        ------------------------------
or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

Entire  Agreement.This  Agreement  (including  the documents referred to herein)
------------------
constitutes  the  entire  agreement  among  the Parties and supersedes any prior
---
understandings,  agreements  or representations by or among the Parties, written
---
or  oml,  to  the  extent  they  related in any way to the subject matter hereof

(d)  Succession and Assignment.This Agreement shall be binding upon and inure to
     --------------------------
the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests or obligations hereunder without the prior written approval of the Buyer and the Target; provide, howeverthat the Buyer may (i)
                                          -------  -------
assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

(e)  Counterparts.This  Agreement  may  be executed in one or more counterparts,
     -------------
each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Headings.The  section  headings  contained  in  this  Agreement are inserted for
---------
convenience  only  and shall not affect in any way the meaning or interpretation
-----
of  this  Agreement.

(g) Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to the Target:
-----------------

Chicago Pizza & Brewery, Inc.

16162 BEACH BOULEVARD, SUITE 100 HUNTINGTON BEACH, CA 92647

Attention: President Telephone: (714) 848-3747 Facsimile: (714) 848-5587

with a copy to:
---------------

Steven I Insel, Esq. Jeffer, Mangels, Butler & Mannaro, LLP 2121 Avenue of the Stars, Tenth Floor Los Angeles, California, CA 90067 Telephone: (310) 203-8080
Facsimile: (310) 203-0567

------
If to the Buyer:
----------------

BJ Chicago, LLC c/o The Jacmar Companies, Inc. 2200 W. Valley Boulevard Alhambra, CA 91803 Attn: James A. Del Pozzo Telephone: (626) 576-0737 Facsimile:
(626) 576-2211

with a copy to:
---------------

Latham & Watkins
12636 I-Egh Bluff Drive, Suite 300
San Diego, CA 92130
Attn.: Robert E. Burwell, Esq.
Telephone: (858) 523-5400
Facsimile: (858) 523-5450

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service or ordinary mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications; hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(h)  GoverningLaw.  This  Agreement  shall  be  governed  by  and  construed  in
     ---------
accordance  with  the  domestic  laws  of the State of California without giving
    -----
effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(i) Amendments and Waivers.No amendment of any provision of this Agreement shall
    -----------------------
be valid unless the same shall be in writing and signed by the Buyer and the Target. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any lights arising by virtue of any prior or subsequent such occurrence.

0)  Severability.Any  term  or  provision  of  this Agreement that is invalid or
    -------------
unenforceable  in  any situation in any applicable jurisdiction shall not affect
   --
the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other applicable jurisdiction.

(k)     Expenses.Each  Party  will  bear  its  own costs and expenses (including
        ---------
legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

Construction.The  Parties  have  participated  jointly  in  the  negotiation and
-------------
drafting  of  this Agreement. In the event an ambiguity or question of intent or
------
interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word "including7 shall mean including without limitation. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

(in)     Incorporation  of  Exhibits,  Annexes  andSchedules.  The  Exhibits and
         ------------------------------------------
Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(n)  Specific  Performance.Each  of the Parties acknowledges and agrees that the
     ----------------------
other Patties would be damaged irreparably in the event any of the provisions of this Agreement are not performed *in accordance with, their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which they may be entitled, at law or 'in equity.

(o) Arbitration.Any dispute arising cat of this Agreement, or its performance or
    ------------
breach, shall be resolved by binding arbitration in Los Angeles, California under the Commercial Arbitration Rules (the "AAA Rule") of the American
                                                  ----------
Arbitration Association (the 'AAA").This arbitration provision is expressly made
                             -------
pursuant  to  and  shall  be  governed by the Federal Arbitration Act, 9 U. S.C.
Sections 1- 14. The Parties agree that pursuant to Section 9 of the Federal Arbitration Act, a judgment of a United States District Court of competent jurisdiction shall be entered upon the award made pursuant to the arbitration. A single arbitrator, who shall have the authority to allocate the costs of any arbitration initiated under this paragraph, shall be selected according to the AAA Rules within ten (10) days of the submission to the AAA of the response to the statement of claim or the date on which any such response is due, whichever is earlier. The arbitrator shall be required to finish to the parties to the arbitration a preliminary statement of the arbitrator's decision that includes the legal rationale for the arbitrator's conclusion and the calculations pertinent to any damage award being made by the arbitrator. The arbitrator shall then finish each of the parties to the arbitration the opportunity to comment upon and/or contest the arbitrator's preliminary statement of decision either, in the discretion of the arbitrator, through briefs or at a hearing. The arbitrator shall render a final decision following any such briefing or hearing. The arbitrator shall conduct the arbitration in accordance with the Federal Rules of Evidence. The arbitrator shall decide the amount and extent of pre-hearing discovery which is appropriate. The arbitrator shall have the power to enter any award of monetary and/or injunctive relief (including the power to issue permanent injunctive relief and also the power to reconsider any prior request for immediate injunctive relief by any Party and any order as to immediate injunctive relief previously granted or denied by a court in response to a request therefor by any Party), including the power to render an award as provided in Rule 43 of the AAA Rules; providehowever THAT THE
                                                         -------
ARBITRATOR SHALL NOT HAVE THE POWER TO AWARD CONSEQUENTIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES UNDER ANY CIRCUMSTANCES REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER APPLICABLE LAW, THE PARTIES HEREBY WAIVE THEIR RIGHTS, IF ANY, TO RECOVER ANY SUCH DAMAGES, WHETHER IN ARBITRATION OR LITIGATION. The
arbitrator shall have the power b award the prevailing party its costs and reasonable attorney's fees; provided, however,that the arbitrator shall not
                               -------------------
award attorneys' fees to a prevailing party if the prevailing party received a settlement offer unless the arbitrator's award to the prevailing party is greater than such settlement offer without taking into account attorneys' fees in the case of the settlement offer or the arbitrator's award. In addition to the above courts, the arbitration award may be enforced in any court having jurisdiction over the Parties and the subject matter of the arbitration.

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                               [GRAPHIC OMITED]



                               [GRAPHIC OMITED]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

"BUYER"

BJ CHICAGO, LLC, a Delaware limited liability company

By: THE JACMAR COMPANIES
     Its: Managing Member

By:
     Name: James A. Dal Pozzo
     Title: President

"TARGET"

CHICAGO PIZZA & BREWERY, INC., a California corporation

By: Name: Paul Motenko Title:

                                    EXHIBIT A

                      FORM OF OPINION OF COUNSEL TO TARGET
                      ------------------------------------

The Buyer shall have received from counsel to the Target an opinion, addressed to the Buyer and dated as of the Closing Date, in form and substance as set forth below:

(a) Target has been duly *incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to enter into the Facilitation Agreement and to perform its obligations thereunder.

(b) The execution, delivery and performance of the Facilitation Agreement have been duly authorized by all necessary corporate action of the Target, and the Facilitation Agreement has been duly executed and delivered by the Target.

(c) The Facilitation Agreement constitutes a legally valid and binding obligation of the Target, enforceable against the Target in accordance with its terms.

(d) The execution and delivery of the Facilitation Agreement by Target and Buyer and the execution and delivery of the Stock Purchase Agreement by and between Buyer and Seller, and the consummation of the transactions contemplated thereby, do not:

(i) violate the provisions of the Certificate of Incorporation or Bylaws of

Target, or any judgment, order or decree of my court or arbitrator, known to us, to which Target is a party or is subject;

(ii)          require any consents, approvals, authorizations, registrations,

declarations or filings by the Target under any statute, rule or regulation applicable to the Target; or

result in the breach of or a default under my lease or other agreement of Target identified to us as material to Target by officers of Target.

(e) To the best of our knowledge, there are no actions, suits, proceedings or investigations pending against the Target before any court, governmental agency or arbitrator.